Cove Street Capital Small Cap Value Fund

Investor Class – CSCSX
Institutional Class - CSCAX

Supplement dated October 26, 2015 to:

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated January 28, 2015

Effective beginning November 25, 2015, the following changes are being implemented to the Investor Class and Institutional Class of the Cove Street Capital Small Cap Value Fund (the “Fund”). The primary goal of these changes is to reduce shareholder expenses through:

✓	Elimination of Distribution (Rule 12b-1) Fees,
✓	Reduction of certain Fund expenses incurred on a per-class basis, and
✓	Reduction of the Fund’s operating expenses limitation to 1.25%.

Investor Class
Based on a recommendation of Cove Street Capital, LLC, the Board of Trustees of Managed Portfolio Series has approved closing the Investor Class of the Fund and converting Investor Class shares to Institutional Class shares.  The Institutional Class shares have lower expenses than Investor Class shares.

Effective November 25, 2015, Investor Class shares will no longer be available for purchase.

After the close of business on November 25, 2015, the Fund will convert Investor Class shares into Institutional Class shares.  Prior to the conversion, shareholders of Investor Class shares may redeem their investments as described in the Fund’s Prospectus.  For shareholders planning on redeeming Investor Class shares prior to their conversion to Institutional Class shares, please note that a redemption fee will not be charged.  Depending on the tax-status of the shareholder and whether or not the account is invested through a tax-deferred arrangement such as a 401(k) plan account, such redemption may be a taxable event resulting in taxable income to the shareholder.  Please consult your own tax advisor on this issue.  All existing Investor Class shareholders as of November 25, 2015 will be grandfathered and will not be subject to the minimum investment for Institutional Class shares.

If shares are not redeemed prior to the conversion, each shareholder owning Investor Class shares of the Fund will own Institutional Class shares of the Fund equal to the aggregate value of the shareholder’s Investor Class shares.  The conversion will not be considered a taxable event for federal income tax purposes.

Institutional Class
Effective November 26, 2015, the Adviser has contractually agreed to reduce the annualized expense limitation for the Institutional Class from 1.44% to 1.25%.  Accordingly, on a daily basis for the remainder of the term of the operating expenses limitation agreement currently in effect between the Trust and Cove Street the Adviser will waive its management fee, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annualized Fund Operating Expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.25% of the average daily net assets of the Institutional Class.  Please see the Prospectus for more information about the fees, expenses and performance associated with Institutional Class shares.

Thank you for your investment. If you have any questions, please call the Fund toll-free at (866) 497-0097.

This supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference.